UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2014

MILWAUKEE IRON ARENA FOOTBALL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53692	91-1947658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11415 NW 123 Lane
Reddick, Florida 32686
(Address of principal executive offices)

(786) 236-6434
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item 1.01     Entry into a Material Definitive Agreement

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere.  Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of our products and services, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

As used in this Report, unless otherwise stated, all references to the term “Company” refers to EV Charging USA, Inc. and the terms “we,” “our” and “us” refer to EV Charging USA, Inc., together with its subsidiary, EV Charging USA, Corp.

Item 1.01     Entry into a Material Definitive Agreement.

On August 20, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MWKI Acquisition, Inc., an Illinois corporation and our wholly owned subsidiary (“Acquisition”), and EV Charging USA, Corp., an Illinois corporation (“Charging”). According to the terms of the Merger Agreement, the Company agreed to acquire Charging as its wholly owned subsidiary by merging Acquisition with and into Charging, such that the Company would acquire all of the outstanding shares of Charging and the holders of the shares of Charging immediately prior to the Merger would receive 4,360,000 shares of our Series C Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”). Each share of Series C Preferred Stock will be convertible into 1,000 shares of our common stock, par value $0.001 per share (“Common Stock”), such that upon such conversion, the holders of the outstanding shares of Charging immediately prior to the Merger will own 4,360,000,000 shares of Common Stock.

The merger contemplated by the Merger Agreement is referred to as the “Merger.”

We have 155,892 shares of Common Stock, 5,000,000 shares of our Series A Preferred Stock, and 5,000,000 shares of our Series B Preferred Stock issued and outstanding. All of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock are held by Richard S. Astrom, our president and sole director. In satisfaction of a condition precedent to the Merger, Mr. Astrom has surrendered his shares of Series A Preferred Stock and will surrender his shares Series B Preferred Stock to us, extinguish our indebtedness to him and indemnify us from and agreed to hold us harmless against certain other liabilities, all in exchange for (i) our issuance to him of a promissory note in the principal amount of $400,000.00 secured by a pledge agreement and (ii) our payment to him as a prepayment of $25,000.00 of the principal amount of the promissory note. We have canceled the shares of Series A Preferred Stock, will cancel the shares of Series B Preferred Stock when they are surrendered, will file with the Secretary of State of the State of Nevada certificates withdrawing the certificates of designation establishing the Series A Preferred Stock and the Series B Preferred Stock and file a certificate of designations establishing the Series C Preferred Stock.

In connection with the Merger, we will issue 4,360,000 shares of Series C Preferred Stock. In satisfaction of a condition precedent to the Merger, we intend to complete a private placement in which we will receive $25,000 and issue 498,000,000 shares of Common Stock and 202,000 shares of Series C Preferred Stock outstanding (the “Private Placement”). We have insufficient authorized shares of Common Stock available for such conversion, and accordingly, it cannot take place until we take corporate action to authorize additional shares of Common Stock, which will not occur until after shares of Series C Preferred Stock are issued. The Company will be required by the terms of the certificate of designations for the Series C Preferred Stock to take such corporate action.

After the Merger and Private Placement, we will have 498,155,892 shares of Common Stock and 4,562,000 shares of Series C Preferred Stock outstanding. Upon the full conversion of the Series C Preferred Stock, we will have 5,060,155,892 shares of Common Stock outstanding.

Each share of Series C Preferred Stock will entitle the holder to cast a number of votes equal to the number of shares of Common Stock on all matters upon which holders of Common Stock are entitled to vote, which is presently 4,562,000,000 votes. As a result, the holders of the Series C Preferred Stock will have voting control of the Company.

At the closing of the Merger Agreement, Richard S. Astrom will resign as president and sole director of the Company and Brian C. Howe, the president, chief executive officer and sole director of Charging, will become the president and sole director of the Company.
The obligation of the parties is subject to the compliance of the parties with certain covenants and the satisfaction of certain conditions set forth therein.

The Merger Agreement may be terminated, among others, by (a) the mutual agreement of the Parties, (b) by a party if there has been a material breach by the other party of any material representation, warranty, covenant or agreement set forth therein on the part of the other party that is not cured, to the reasonable satisfaction of the nonbreaching party, within 10 business days after notice of such breach is given (except that no cure period will be provided for a breach that by its nature cannot be cured), and by either party if the Closing has not been occurred prior to December 31, 2014, unless the parties agree to extend such date in writing.

Reference is made to the Merger Agreement, which is is attached to this Report as Exhibit 10.1, and the foregoing discussion is qualified by in its entirety by such reference.

Item 9.01 Financial Statements and Exhibits.

Financial statements

None.

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description
10.1	Agreement and Plan of Merger, dated August 20, 2014, by and among the Registrant, MWKI Acquisition, Inc., an Illinois corporation and Registrant’s wholly owned subsidiary, and EV Charging USA, Corp., an Illinois corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2014	MILWAUKEE IRON ARENA FOOTBALL, INC.

By: /s/ Richard S. Astrom
President and Director